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                                                                       EXHIBIT 1
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                Torchmark Capital L.L.C. Underwriting Agreement
                   Standard Provisions (Preferred Securities)



                                                              September 30, 1994



     From time to time, Torchmark Capital L.L.C., a Delaware limited liability company (the "Company"), may enter into one or more underwriting agreements that provide for the sale of designated securities to the several underwriters named therein. The standard provisions set forth herein may be incorporated by reference in any such underwriting agreement (an "Underwriting Agreement"). Unless otherwise defined herein, terms defined in the Underwriting Agreement are used herein as therein defined.

                                       I.

     The Company proposes to issue from time to time preferred limited liability company interests (the "Securities") in one or more series pursuant to written action or actions of Torchmark Corporation, a Delaware corporation ("Torchmark"), as managing member (the "Managing Member") of the Company, taken under the Amended and Restated Limited Liability Company Agreement (the "LLC Agreement") dated as of October 7, 1994, among the Managing Member and the other members of the Company. The Securities will be guaranteed by Torchmark to the extent set forth in a Payment and Guarantee Agreement (the "Guarantee") dated as of October 7, 1994. The proceeds from the sale of the Securities will be lent by the Company to Torchmark pursuant to the Loan Agreement ("Loan Agreement") dated as of October 7, 1994, between Torchmark and the Company. The Securities may have varying designations, voting rights, distribution rates and times of payment of distributions, liquidation preferences, selling prices, and redemption terms.

     The Company and Torchmark have filed with the Securities and Exchange Commission (the "Commission") a registration statement including a prospectus and preliminary prospectus supplement relating to the Securities and have
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filed with or promptly hereafter will file with the Commission a final prospectus supplement specifically relating to the Securities pursuant to Rule 424 under the Securities Act of 1933. The term "Registration Statement" means the registration statement, including the exhibits thereto, as amended to the date of the Underwriting Agreement. The term "Basic Prospectus" means the prospectus included in the Registration Statement. The term "Prospectus" means the Basic Prospectus together with the final prospectus supplement or supplements specifically relating to the Securities, as filed with or promptly hereafter filed with the Commission pursuant to Rule 424. The terms "preliminary prospectus" means a preliminary prospectus supplement specifically relating to the Securities together with the Basic Prospectus. As used herein, the terms "Registration Statement", "Basic Prospectus", "Prospectus", "final prospectus supplement" and "preliminary prospectus supplement" shall include in each case the material, if any, incorporated by reference therein.

     The term "Firm Underwriters' Securities" means the Securities to be purchased by the Underwriters herein. The term "Additional Underwriters' Securities" means the additional Securities, if any, that the Underwriters will have the right to purchase, severally and not jointly, solely for the purpose of covering over-allotments made in connection with the offering of the Firm Underwriters' Securities. The Firm Underwriters' Securities and the Additional Underwriters' Securities are referred to herein as the "Underwriters' Securities". The term "Contract Securities" means the Securities, if any, to be purchased pursuant to the delayed delivery contracts referred to below.

                                      II.

     The obligation of the Company to sell the Securities, the obligation of Torchmark to guarantee the Securities and the obligation of an Underwriter to purchase the Securities will be evidenced by facsimile exchange or other written communications at the time the Company determines to sell the Securities, Torchmark agrees to guarantee the Securities, and an Underwriter agrees to purchase the Securities.

     An Underwriting Agreement shall incorporate by reference the provisions of this Agreement and be substantially in the form of Exhibit A hereto and shall specify:

          (i) the name of each Underwriter purchasing the Securities and the name of the Underwriters who shall act

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     as representatives for all of the Underwriters (the "Representatives");

         (ii)  the number of Securities to be purchased by each Underwriter;

        (iii) the purchase price to be paid by the Underwriters for the Securities;

         (iv) the times and dates of delivery of and payment for the Securities ("Closing" or "Closing Date"), including the form of payment;

          (v) the details of the terms of the offering of the Securities to the public, which will be reflected in a final prospectus supplement to the Prospectus relating to the offering of the Securities;

         (vi) the file number of the Registration Statement relating to the Securities; and

        (vii)  any other changes which may be agreed to at the time.

          If more than one firm agrees to purchase the Securities, the obligation of each Underwriter shall be several and not joint. Securities, when delivered, will be in such quantities and registered in such names as the Underwriters request.


                                      III.

          If the final prospectus supplement provides for sales of Contract Securities, the Company hereby authorizes the Underwriters to solicit offers to purchase Contract Securities on the terms and subject to the conditions set forth in the Prospectus pursuant to delayed delivery contracts substantially in the form of Schedule I attached hereto ("Delayed Delivery Contracts") but with such changes therein as the Company may authorize or approve. Delayed Delivery Contracts are to be with institutional investors approved by the Company and of the types set forth in the Prospectus. On the Closing Date (as hereinafter defined), Torchmark will pay the Representatives as compensation, for the accounts of the Underwriters, the fee set forth in the Underwriting Agreement in respect of the amount of Contract Securities. The Underwriters will not have any responsibility in respect of the validity or the performance of Delayed Delivery Contracts.

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          If the Company executes and delivers Delayed Delivery Contracts with institutional investors, the Contract Securities shall be deducted from the Securities to be purchased by the several Underwriters and the aggregate amount of Securities to be purchased by each Underwriter shall be reduced pro rata in proportion to the amount of Securities set forth opposite each Underwriter's name in the Underwriting Agreement, except to the extent that the Representatives determine that such reduction shall be other than pro rata and so advises the Company.

                                      IV.

          The Company is advised by the Representatives that the Underwriters propose to make a public offering of their respective portions of the Underwriters' Securities as soon after this Agreement is entered into as in the Representatives' judgment is advisable. The terms of the public offering of the Underwriters' Securities are set forth in the Prospectus.

                                       V.

          Payment for the Underwriters' Securities shall be made by certified or official bank check or checks payable to the order of the Company in New York Clearing House funds at the time and place set forth in the Underwriting Agreement, upon delivery to the Representatives for the respective accounts of the several Underwriters of the Underwriters' Securities registered in such names and in such denominations as the Representatives shall request in writing not less than two full business days prior to the date of delivery. The time and date of such payment and delivery with respect to the Firm Underwriters' Securities are herein referred to as the "Closing Date." The time and date of such payment and delivery with respect to the Additional Underwriters' Securities are herein referred to as the "Option Closing Date."

                                      VI.

          The several obligations of the Underwriters hereunder, including the obligations of an Underwriter to purchase and pay for Securities under an Underwriting Agreement, are subject to the accuracy of the representations and warranties on the part of the Company and Torchmark herein on and as of the Closing Date and, if applicable, the Option Closing Date, to the performance by the Company and Torchmark of their obligations hereunder and to the following additional conditions precedent:

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          (a) The Prospectus as amended or supplemented in relation to such
     Securities shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Securities Act of 1933 and in accordance with Article VII(b) hereof; no stop order suspending the effectiveness of the Registration Statement shall be in effect, and no proceedings for such purpose shall be pending before or threatened by the Commission; all requests for additional information on the part of the Commission shall have been complied with to the Representatives' reasonable satisfaction; since the respective dates as of which information is given in the Prospectus as amended or supplemented prior to the date of the Underwriting Agreement relating to the Securities there shall not have been any change in the limited liability company interests or long-term debt of the Company or in the capital stock or long-term debt of Torchmark or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company, Torchmark and its subsidiaries taken as a whole (in the case of Torchmark's subsidiaries engaged in the business of insurance (each an "Insurance Subsidiary," and collectively, the "Insurance Subsidiaries"), on either a statutory or GAAP basis), otherwise than as set forth or contemplated in the Prospectus as amended or supplemented prior to the date of the Underwriting Agreement relating to the Securities, the effect of which is in the reasonable judgment of the Representatives so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities on the terms and in the manner contemplated in the Prospectus as amended or supplemented relating to the Securities; and there shall not have been any announcement by any "nationally recognized statistical rating organization", as defined for purposes of Rule 436(g) under the Securities Act of 1933, that it is downgrading its rating assigned to any debt securities of Torchmark or any securities of Torchmark or the Company, or it is reviewing its rating assigned to any debt securities or securities of Torchmark or the Company

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     with a view to possible downgrading, or with negative implications, or direction not determined.

          (b) The Representatives shall have received on the Closing Date an opinion of Carol A. McCoy, Associate Counsel for Torchmark, on behalf of Torchmark acting in its own capacity and as Managing Member of the Company, dated the Closing Date, to the effect that:

                  (i) Torchmark has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with all necessary corporate power and authority to own its properties and conduct its business as described in the Prospectus, as amended or supplemented;

               (ii) Torchmark has an authorized capitalization as set forth in the Prospectus as amended or supplemented, and all of the issued securities of capital stock of Torchmark have been duly and validly authorized and issued and are fully paid and non-assessable;

              (iii) The Company has an authorized capitalization as set forth in the Prospectus, as amended or supplemented; all of the issued Common Securities of the Company have been duly authorized and validly issued and are owned directly or indirectly by Torchmark, to such counsel's knowledge, free and clear of any perfected security interests and any other security interests, claims, liens or encumbrances; and the Company is not a party to or otherwise bound by any agreement other than those described in the Prospectus, as amended or supplemented;

                  (iv) Each of the Company and Torchmark has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other United States jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, or is subject to no material liability or disability by reason of failure to be so qualified in any such jurisdiction (such counsel being entitled to rely in respect of the opinion in clause (iv) upon opinions of local counsel and in respect of matters of fact upon certificates of public officials or officers of Torchmark, provided
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          that such counsel shall state that she believes that she is justified in so relying upon such opinions and certificates);

                  (v) Each of Liberty National Life Insurance Company, Globe Life and Accident Insurance Company, United American Insurance Company and United Investors Management Company (collectively the "Principal Subsidiaries") has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, or, in the case of those Principal Subsidiaries engaged primarily in the business of insurance, each jurisdiction in which such Principal Subsidiary has written 5% or more of the total amount of premiums written by it during each of the last two calendar years, except where the failure to be so qualified in any such jurisdiction would have a material adverse effect on the consolidated financial condition, stockholders' equity or results of operations of the Company, Torchmark and its subsidiaries taken as a whole; and all of the issued shares of capital stock of each Principal Subsidiary have been duly and validly authorized and issued, are fully paid and non-assessable, and (except for directors' qualifying shares) to the best of such counsel's knowledge are owned directly or indirectly by Torchmark, free and clear of all liens, encumbrances, equities or claims (other than contractual covenants restricting the disposition thereof);

                  (vi) To the best of such counsel's knowledge and other than as set forth in the Prospectus, there are no legal, insurance regulatory or other governmental proceedings pending to which the Company, Torchmark or any of its subsidiaries is a party or of which any property of the Company, Torchmark or any of its subsidiaries is the subject which, if determined adversely to the Company, Torchmark or any of its subsidiaries, would individually or in the aggregate have a material adverse effect on the current or future consolidated financial condition, stockholders' equity or results of operations of the Company, Torchmark and its subsidiaries taken as a whole; and to the best of such counsel's knowledge, no such proceedings are

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          threatened or contemplated by governmental authorities or threatened by others;

               (vii) The Underwriting Agreement, incorporating the standard provisions set forth herein, has been duly authorized, executed and delivered by the Company and Torchmark;

               (viii) The issue and sale of the Securities being delivered at the Closing Date and the compliance by the Company and Torchmark with all of the provisions of this Agreement, the Underwriting Agreement, the Guarantee and the Loan Agreement with respect to the Securities and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company or Torchmark or any of its subsidiaries is a party or by which the Company or Torchmark is bound or to which any of the property or assets of the Company or Torchmark or any of its subsidiaries is subject, except for such conflicts, breaches or violations that will not have a material adverse effect on the consolidated financial condition, stockholders' equity or results of operations of the Company, Torchmark and its subsidiaries taken as a whole, nor will such action result in any violation of (A) the provisions of the certificate of incorporation or by-laws of Torchmark or the certificate of formation of the Company or the LLC Agreement or (B) any statute or any order, rule or regulation known to such counsel of any court or insurance regulatory authority or other governmental agency or body having jurisdiction over the Company or Torchmark or any of its subsidiaries or any of their properties, except, with respect to clause (B) of paragraph (viii), such violations as would not have a material adverse effect on the consolidated financial condition, stockholders' equity or results of operations of the Company, Torchmark and its subsidiaries taken as a whole, or would not affect the validity of or otherwise have a material adverse effect on the issuance or sale of the Securities;

                  (ix) No consent, approval, authorization, order, registration or qualification of or with any such court, insurance regulatory authority or other governmental agency or body is required for the

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          issue and sale of the Securities being delivered at such Closing Date or the consummation by the Company or Torchmark of the transactions contemplated by the Underwriting Agreement, incorporating the standard provisions set forth herein, except such as have been obtained under the Securities Act of 1933 and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Underwriters; and

                  (x) The documents incorporated by reference in the Prospectus as amended or supplemented (other than the financial statements and related schedules, notes and other financial and statistical data included or incorporated by reference therein, as to which such counsel need express no opinion), when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the Securities Act of 1933 or the Securities Exchange Act of 1934, as applicable, and the rules and regulations of the Commission thereunder; and she has no reason to believe that any of such documents, when they became effective or were so filed, as the case may be, contained, in the case of a registration statement which became effective under the Securities Act of 1933, an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or, in the case of other documents which were filed under the Securities Act of 1933 or the Securities Exchange Act of 1934 with the Commission, an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such documents were so filed, not misleading.

          (c) The Representatives shall have received on the Closing Date an opinion of Hughes & Luce, L.L.P., special counsel for the Company and Torchmark, dated the Closing Date, to the effect that:

                  (i) The Company has been duly formed and is validly existing in good standing as a limited liability company under the laws of the State of Delaware; under the LLC Agreement and the Delaware Limited Liability Company Act (6 Del.C. (S) 18-101, et
                                                      --
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          seq.), the Company has all necessary limited liability company power
          ---
          and authority to own its properties and conduct its business as described in the Prospectus as amended or supplemented;

                  (ii) The Securities conform in all material respects to the description thereof contained in the Registration Statement and the Prospectus as amended or supplemented;

             (iii) The Company has an authorized capitalization as set forth in the Prospectus, as amended or supplemented; all of the issued Common Securities of the Company have been duly authorized and validly issued and are owned directly or indirectly by Torchmark, to such counsel's knowledge, free and clear of any perfected security interests and any other security interests, claims, liens or encumbrances; and, to such counsel's knowledge, the Company is not a party to or otherwise bound by any agreement other than those described in the Prospectus as amended or supplemented;

              (iv) The Underwriting Agreement, incorporating the standard provisions set forth herein, has been duly authorized, executed and delivered by the Company and Torchmark;

                  (v) The LLC Agreement constitutes a valid and legally binding agreement of Torchmark enforceable against Torchmark by the Preferred Securityholders in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equitable principles;

                  (vi) The Guarantee has been duly authorized, executed and delivered by Torchmark and constitutes a valid and legally binding obligation of Torchmark, enforceable against Torchmark in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equitable principles;

                  (vii) The Loan Agreement has been duly authorized, executed and delivered by Torchmark and the Company and constitutes a valid and legally

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          binding obligation of Torchmark and the Company, enforceable against
          Torchmark in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equitable principles;

                  (viii) The statements set forth in the Prospectus as amended or supplemented under the captions "Description of Series A Preferred Securities", "Description of the Guarantee" and "Description of the Loans", insofar as they purport to constitute or contain a summary of the material terms of the Securities, the Guarantee, the Loan Agreement and the LLC Agreement, and under the captions "Plan of Distribution" and "Underwriting", insofar as they purport to describe the provisions of the laws and documents referred to therein, fairly and accurately present the information called for with respect to such statements;

                  (ix) Such counsel has reviewed its opinion on matters of U.S. tax law set forth in the Prospectus as amended or supplemented relating to the Securities being delivered at the Closing Date and confirms such opinion to the Representatives;

                  (x) Neither the Company nor Torchmark is and, after giving effect to the offering and sale of the Preferred Securities, will be an "investment company" or an entity "controlled" by an "investment company", as such terms are defined in the Investment Company Act of 1940, as amended; and

                  (xi) The Registration Statement and the Prospectus as amended or supplemented, and any further amendments or supplements thereto made by the Company and Torchmark prior to the Closing Date (other than the financial statements and related schedules, notes and other financial data included or incorporated by reference therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Securities Act of 1933 and the rules and regulations thereunder; although such counsel does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus, except for those referred to in the opinion in paragraph (viii) of Article VI(c), such counsel has

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          no reason to believe that, as of its effective date, the Registration
          Statement or any further amendment thereto made by the Company prior to the Closing Date (other than the financial statements and related schedules, notes and other financial data included or incorporated by reference therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or that, as of such Closing Date, either the Registration Statement or the Prospectus as amended or supplemented or any further amendment or supplement thereto made by the Company and Torchmark prior to the Closing Date (other than the financial statements and related schedules, notes and other financial data included or incorporated by reference therein, as to which such counsel need express no opinion) contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and they do not know of any amendment to the Registration Statement required to be filed or any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be incorporated by reference into the Prospectus as amended or supplemented or required to be described in the Registration Statement or the Prospectus as amended or supplemented which are not filed or incorporated by reference or described as required.

          (d) The Representatives shall have received on the Closing Date an opinion of Davis Polk & Wardwell, counsel for the Underwriters, dated the Closing Date, in form and substance satisfactory to the Representatives. Such opinion shall provide that Carol A. McCoy, Associate Counsel for Torchmark, acting on Torchmark's own behalf and in Torchmark's capacity as Managing Member for the Company, and Hughes & Luce, L.L.P., special counsel for the Company and Torchmark, shall be entitled to rely upon such opinion as to matters of New York law.

          (e) The Company and Torchmark shall have furnished or caused to be furnished to the Representatives on the Closing Date certificates of officers of Torchmark for itself and as Managing Member of the Company, satisfactory to the Representatives as to the accuracy of the representations and warranties of the Company and

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     Torchmark herein at and as of such Closing Date, as to the performance by the Company and Torchmark of all of its obligations hereunder to be performed at or prior to such Closing Date, as to the matters set forth in
     Article VI(a) above and as to such other matters as the Representatives may reasonably request.

          (f) The Representatives shall have received certificates of the Secretary of State of Delaware, dated as of a recent date, as to the good standing of the Company and Torchmark.

          (g) The Representatives shall have received on the date of the Underwriting Agreement and on the Closing Date, letters dated the date of the Underwriting Agreement and the Closing Date in form and substance satisfactory to the Representatives, from the independent public accountants of Torchmark and American Income Holding, Inc. ("American Income"), containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained or incorporated by reference in the Registration Statement and the Prospectus.

          (h) Torchmark shall have been notified by the New York Stock Exchange that listing thereon of the Securities has been authorized subject to official notice of issuance.

          The several obligations of the Underwriters to purchase Additional Underwriters' Securities hereunder are subject to the delivery to the Representatives on the Option Closing Date of such documents as the Representatives may reasonably request with respect to the due authorization and issuance of the Additional Underwriters' Securities and other matters related to the issuance of the Additional Underwriters' Securities.

                                      VII.

          In further consideration of the agreements of the Underwriters contained in this Agreement, Torchmark and the Company covenant as follows:

          (a) To furnish the Representatives, without charge, three copies of the Registration Statement including exhibits and materials, if any, incorporated by reference therein and, during the period mentioned in paragraph (c) below, as many copies of the Prospectus, any documents incorporated by reference therein and any supplements and

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     amendments thereto as the Representatives may reasonably request.  The terms "supplement" and "amendment" or "amend" as used in this Agreement shall include all documents filed by Torchmark or the Company with the Commission subsequent to the date of the Basic Prospectus, pursuant to the Securities Exchange Act of 1934, which are deemed to be incorporated by reference in the Prospectus;

          (b) To prepare the Prospectus as amended and supplemented in relation to the applicable Securities in a form approved (such approval not to be unreasonably delayed or withheld) by the Representatives and to file such Prospectus pursuant to Rule 424(b) under the Securities Act of 1933 not later than the Commission's close of business on the second business day following the execution and delivery of the Underwriting Agreement relating to the applicable Securities or, if applicable, such earlier time as may be required by Rule 424(b); to make no further amendment or any supplement to the Registration Statement or Prospectus as amended or supplemented after the date of the Underwriting Agreement relating to such Securities and prior to the Closing Date for such Securities without the approval of the Representatives (such consent not to be unreasonably delayed or withheld) for such Securities promptly after reasonable notice thereof; to advise the Representatives promptly of any such amendment or supplement after the Closing Date for such Securities and furnish the Representatives with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company or Torchmark with the Commission pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934 for so long as the delivery of a Prospectus is required in connection with the offering or sale of such Securities, and during such same period to advise the Representatives, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed with the Commission, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Prospectus relating to the Securities, of the suspension of the qualification of such Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and, in the event of the

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     issuance of any such stop order or of any such order preventing or suspending the use of any Prospectus relating to the Securities or suspending any such qualification, promptly to use its best efforts to obtain the withdrawal of such order;

          (c) If, during such period after the first date of the public offering of the Securities the Prospectus is required by law to be delivered, any event shall occur or condition shall exist as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if it is necessary to amend or supplement the Prospectus to comply with law, forthwith to prepare and furnish, at its own expense, to the Underwriters, either amendments or supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus will comply with law;

          (d) To arrange in cooperation with you to qualify the Securities for offer and sale under the securities or Blue Sky laws of such jurisdiction as the Representatives shall reasonably request and to pay all expenses (including reasonable fees and disbursements of counsel) in connection with such qualification;

          (e) To make generally available to the Company's security holders as soon as practicable an earning statement of Torchmark, which may be unaudited, covering the 12-month period following the offering of the Securities which shall satisfy the provisions of Section 11(a) of the Securities Act of 1933 and the applicable rules and regulations thereunder;

          (f) During the period beginning from the date of the Underwriting Agreement for such Securities and continuing to and including the earlier of (i) the date on which the distribution of the Securities ceases, as determined by the Underwriters, or (ii) the date which is 60 days after the Closing Date, not to offer, sell, contract to sell or otherwise dispose of any securities of the Company or Torchmark that are substantially similar to the Securities or related Securities, or any securities convertible into or exchangeable for, or that represent the right to receive, Securities or such substantially similar securities of either the Company or

     Torchmark without the prior written consent of the Representatives; and

          (g) To pay or cause to be paid the following: (i) the fees, disbursements and expenses of their counsel and accountants in connection with the registration of the Securities under the Securities Act of 1933 and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any preliminary Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing any Agreement among Underwriters, this Agreement, any Underwriting Agreement, any Blue Sky Memorandum, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Securities; (iii) all expenses in connection with the qualification of the Securities for offering and sale under state securities laws as provided in Article VII(d) hereof, including the reasonable fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky survey(s); (iv) any fees charged by securities rating services for rating the Securities; (v) any fees and expenses in connection with listing the Securities; (vi) the cost of preparing certificates, if any, for the Securities; (vii) the cost and charges of any transfer agent or registrar or dividend disbursing agent; and (viii) all other costs and expenses incident to the performance of its obligations with regard to the Securities which are not otherwise specifically provided for in Article
     VII. It is understood, however, that, except as provided elsewhere in this Agreement, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Securities by them, and any advertising expenses connected with any offers they may make.


                                     VIII.

          Each of Torchmark and the Company represents and warrants to each Underwriter as follows:

          (a) A registration statement on Form S-3 (File No. 33-51963) in respect of the preferred securities of Torchmark and the Securities (collectively, the "Registered Securities") has been filed with Commission; such registration statement and any post-effective amendment thereto, each in the form heretofore delivered or to be delivered to the Representatives and, excluding exhibits to such registration statement, but including all documents incorporated by reference in the Prospectus included therein, to the Representatives for each of the other Underwriters have been declared effective by the Commission in such form; no other document with respect to such registration statement or document incorporated by reference therein has heretofore been filed since the effective date, or transmitted for filing, with the Commission (other than prospectuses filed pursuant to Rule 424(b) of the rules and regulations of the Commission under the Securities Act of 1933, each in the form heretofore delivered to the Representatives, and the Current Reports on Form 8-K dated March 25, September 20 and September 29, 1994 on Form 14D-9 dated September 15, 1994 and the Quarterly Reports on Form 10-Q for the quarters ended March 31, 1994 and June 30, 1994, filed by Torchmark with the Commission and incorporated by reference in the registration statement; and no stop order suspending the effectiveness of such registration statement has been issued and no proceeding for that purpose has been initiated or threatened by the Commission;

          (b) Each document, if any, filed or to be filed pursuant to the Securities Exchange Act of 1934 and incorporated by reference in the Prospectus complied or will comply when so filed in all material respects with such Act and the rules and regulations thereunder;

          (c) Each part of the registration statement (including the documents incorporated by reference therein), filed with the Commission pursuant to the Securities Act of 1933 relating to the Securities, when such part became effective, did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

          (d) Each preliminary prospectus, if any, filed pursuant to Rule 424 under the Securities Act of 1933 complied when so filed in all material respects with such Act and the applicable rules and regulations thereunder;

          (e) The Registration Statement and the Prospectus comply and, as amended or supplemented, if applicable, will comply in all material respects with the Securities Act of 1933 and the applicable rules and regulations thereunder;

          (f) The Registration Statement and the Prospectus do not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; except that these representations and warranties in Article VIII (c)-(f) do not apply to statements or omissions in the Registration Statement, any preliminary prospectus or the Prospectus based upon information furnished to the Company in writing by any Underwriter expressly for use therein;

          (g) Each of the Loan Agreement and the Guarantee by Torchmark for the benefit of the holders of the Securities has been duly authorized, executed and delivered by each of the Company and Torchmark and constitutes a valid and legally binding agreement of each of the Company and Torchmark, enforceable in accordance with their terms, subject, as to enforcement, to applicable bankruptcy, insolvency, suspension of payments or other laws relating to or affecting the enforcement of creditors' rights generally and to general equitable principles; the Guarantee and the Loan Agreement will conform to the descriptions thereof in the Prospectus as amended or supplemented with respect to the Securities; the Guarantee and the Loan Agreement will conform to the descriptions thereof in the Prospectus as amended or supplemented with respect to the Securities;

          (h) The Company has no subsidiaries. Neither the Company, Torchmark nor any of Torchmark's Principal Subsidiaries have sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any change in the capital stock or long-term debt of the Company, Torchmark or any of Torchmark's subsidiaries, or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, consolidated financial condition, stockholders' equity or results of operations of the Company, Torchmark and Torchmark's subsidiaries taken as a whole, otherwise than as set forth or contemplated in the Prospectus; and there has not been any reduction in the statutory capital or surplus of Torchmark's Insurance Subsidiaries taken as a whole, otherwise than as set forth or contemplated in the Prospectus, and all of the issued shares of capital stock of Torchmark's Principal Subsidiaries have been duly and validly authorized and issued, are fully paid and non-assessable, and (except for directors' qualifying shares) are owned directly or indirectly by Torchmark, free and clear of all liens, encumbrances, equities or claims;

          (i) The Company has been duly formed and is validly existing as a limited liability company in good standing under the laws of the State of Delaware, with all necessary limited liability company power and authority to own its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction;

          (j) Torchmark and its Principal Subsidiaries have been duly incorporated and are validly existing as corporations in good standing under the laws of their respective jurisdictions of incorporation with power and authority (corporate and other) to own their properties and conduct their business as described in the Prospectus and have been duly qualified as foreign corporations for the transaction of business under the laws of, in the case of Torchmark each other jurisdiction in which Torchmark owns or leases properties, or conducts any business, so as to require such qualification, or in the case of Torchmark's Principal Subsidiaries engaged primarily in the business of insurance, each jurisdiction in which each such Principal Subsidiary has written 5% or more of the total amount of premiums written by it during each of the last two calendar years, except where the failure to be so qualified in any such jurisdiction would not have a material adverse effect on the consolidated financial condition, stockholders' equity or results of operations of the Company, Torchmark and its subsidiaries taken as a whole; neither Torchmark nor its Principal Subsidiaries are subject to any material liability or disability by reason of the failure to be so qualified in any such jurisdiction;

          (k) Each of Torchmark and its Principal Subsidiaries engaged in the business of insurance are duly organized and licensed as insurance companies or insurance holding companies, as the case may be, in their respective states of incorporation (if so required) and, in the case of Torchmark, each other jurisdiction where it is required to be so licensed or authorized to conduct its business, and, in the case of Torchmark's Principal Subsidiaries engaged in the business of insurance, each other jurisdiction in which such Principal Subsidiary has written 5% or more of the total amount of premiums written by it during each of the last two calendar years, except for any such jurisdictions in which the failure to be so licensed or authorized would not have a material adverse effect on the consolidated financial condition, stockholders' equity or results of operations of the Company, Torchmark and its subsidiaries taken as a whole; Torchmark has not received any notification from any insurance regulatory authority to the effect that any additional authorization, approval, order, consent, license, certificate, permit, registration or qualification from such insurance regulatory authority is needed to be obtained by Torchmark or any of the Insurance Subsidiaries in any case where it could be reasonably expected that the failure to obtain any such additional authorization, approval, order, consent, license, certificate, permit, registration or qualification would have a material adverse effect on the consolidated financial condition, stockholders' equity or results of operations of the Company, Torchmark and its subsidiaries taken as a whole;

          (l) Torchmark has an authorized capitalization as set forth in the Prospectus, as amended or supplemented; all of the issued shares of capital stock of Torchmark have been duly and validly authorized and issued, are fully paid and non-assessable and conform to the descriptions thereof contained in the Prospectus;

          (m) The LLC Agreement, which is in substantially the form filed or incorporated by reference as an exhibit to the Registration Statement, has been duly authorized by Torchmark and constitutes a valid and legally binding agreement of Torchmark and the wholly-owned subsidiary of Torchmark which is a party thereto enforceable against Torchmark and such subsidiary by the members of the Company that hold Preferred Securities (the "Preferred Securityholders") in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equitable principles; the LLC Agreement will conform in all material respects to the descriptions thereof in the Prospectus as amended or supplemented with respect to the Securities;

          (n) The Securities have been duly and validly authorized, and, when issued and delivered pursuant to this Agreement and the Underwriting Agreement with respect to such Securities, are and will be duly and validly issued and fully paid and non-assessable preferred limited liability company interests in the Company, as to which the Preferred Securityholders, in their capacity as members of the Company, will have no liability solely by reason of being Preferred Securityholders in excess of their obligations to make payments provided for in the LLC Agreement and their share of the Company's assets and undistributed profits (subject to any obligation of a Preferred Securityholder to repay any funds wrongfully distributed to it); and the Securities conform to the description thereof contained in the Registration Statement and the Securities will conform to the description thereof contained in the Prospectus as amended or supplemented with respect to such Securities;

          (o) The Company has an authorized capitalization as set forth in the Prospectus, as amended or supplemented; all of the issued common securities of the Company have been duly authorized and validly issued and are owned directly or indirectly by Torchmark, free and clear of all liens, encumbrances, equities or claims; and the Company is not a party to or otherwise bound by any agreement other than those described in the Prospectus;

          (p) The issue and sale of the Securities and the compliance by the Company and Torchmark with all of the provisions of this Agreement and any Underwriting Agreement and the execution, delivery and performance by Torchmark of its obligations under the Guarantee and the Loan Agreement and the consummation of the transactions contemplated herein and therein will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or Torchmark is a party or by which the Company or Torchmark are bound or to which any of the property or assets of the Company or Torchmark is subject, except for such conflicts, breaches or violations that will not have a material adverse effect on the consolidated financial condition, stockholders' equity or results of operations of the Company, Torchmark and its subsidiaries taken as a whole, nor will such action result in any violation of

     (i) the provisions of the certificate of formation of the Company, the LLC Agreement or the certificate of incorporation or by-laws of Torchmark or
     (ii) any statute or any order, rule or regulation of any court or insurance regulatory authority or other governmental agency or body having jurisdiction over the Company or Torchmark or any of its subsidiaries or any of their properties, except with respect to clause (ii) of this paragraph (p), such violations as would not have a material adverse effect on the consolidated financial condition, stockholders' equity or results of operations of the Company, Torchmark and its subsidiaries taken as a whole, or would not affect the validity of or otherwise have a material adverse effect on the issuance or sale of the securities; no consent, approval, authorization, order, registration or qualification of or with any such court or insurance regulatory authority or other governmental agency or body is required for the issue and sale of the Securities or the consummation by the Company or Torchmark of the transactions contemplated by the Underwriting Agreement, incorporating the standard provisions set forth herein, the Guarantee or the Loan Agreement, except such as have been, or will have been prior to the Closing Date, obtained under the Securities Act of 1933 and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws or insurance securities laws in connection with the purchase and distribution of the Securities by the Underwriters;

          (q) Other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company, Torchmark or any of its subsidiaries is a party or of which any property of the Company, Torchmark or any of its subsidiaries is subject, which, if determined adversely to the Company, Torchmark or any of its subsidiaries, would individually or in the aggregate have a material adverse effect on the current or future consolidated financial condition, stockholders' equity or results of operations of the Company, Torchmark and its subsidiaries taken as a whole, and, to the best of the Company's and Torchmark's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

          (r) Neither the Company, Torchmark nor any of its subsidiaries is in violation of its certificate of formation or certificate of incorporation, as the case may be, or by-laws, or is in default in the performance or observance of any obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound, except for such conflicts, breaches or violations that will not have a material adverse effect on the consolidated financial condition, stockholders' equity or results of operations of the Company, Torchmark and its subsidiaries taken as a whole;

          (s) The statements set forth in the Prospectus as amended or supplemented under the captions "Description of Series A Preferred Securities", "Description of the Guarantee" and "Description of the Loans", insofar as they purport to constitute a summary of the material terms of the Securities, the Guarantee and the Loan Agreement, and the statements set forth under the captions "Certain United States Income Tax Consequences", "Plan of Distribution" and "Underwriting", insofar as they purport to describe the provisions of the laws and documents referred to therein, fairly and accurately present the information called for with respect to such statements;

          (t) Neither the Company nor Torchmark is, after giving effect to the offering and sale of the Securities, an "investment company" or an entity "controlled" by an "investment company", as such terms are defined in the Investment Company Act of 1940, as amended (the "Investment Company Act");

          (u) Neither the Company nor any of its affiliates does business with the government of Cuba or with any person or affiliate located in Cuba within the meaning of Section 517.075, Florida Statutes; and

          (v) KPMG Peat Marwick LLP, who have certified certain financial statements of Torchmark and American Income, are independent public accountants as required by the Securities Act of 1933 and the rules and regulations of the Commission thereunder.

          Each of Torchmark and the Company jointly and severally agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls such Underwriter within the meaning of either Section 15 of the Securities Act of 1933 or Section 20 of the Securities Exchange Act of 1934, from and against any and all losses, claims, damages and liabilities caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any preliminary prospectus or the Prospectus (as amended or supplemented if Torchmark or the

Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriters in connection with investigating or defending any such action or claim as such expenses are incurred, except insofar as such losses, claims, damages or liabilities are caused by any untrue statement or omission or alleged untrue statement or omission based upon information furnished to Torchmark or the Company in writing by any Underwriter expressly for use therein, and provided, further, that neither Torchmark nor the Company shall be liable to any Underwriter under this paragraph with respect to any preliminary prospectus to the extent that any such loss, claim, damage or liability of such Underwriter results from the fact that such Underwriter sold the Securities to a person as to whom it shall be established that there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Prospectus (excluding documents incorporated by reference) or of the Prospectus as then amended or supplemented (excluding documents incorporated by reference) in any case where such delivery is required by the Securities Act of 1933 if the Company has previously furnished copies thereof in sufficient quantity to such Underwriter and the loss, claim, damage or liability of such Underwriter results from an untrue statement or omission of a material fact contained in the preliminary prospectus and corrected in the Prospectus (excluding documents incorporated by reference) or in the Prospectus as then amended or supplemented (excluding documents incorporated by reference).

          Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless Torchmark, its directors, its officers who sign the Registration Statement, the Company, the persons who sign the Registration Statement on the Company's behalf and each person, if any, who controls Torchmark or the Company from and against any and all losses, claims, damages and liabilities caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any preliminary prospectus or the Prospectus (as amended or supplemented if Torchmark or the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only with respect to information relating to such Underwriter furnished to Torchmark or the Company in writing by such Underwriter expressly for use in the Registration Statement, any preliminary prospectus or preliminary prospectus supplement or the Prospectus; each Underwriter will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred.

          In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to either of the two preceding paragraphs, such person (the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential conflicting interests between them. It is understood that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm (in addition to any local counsel) for all such indemnified parties and that all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by the Representatives in the case of parties indemnified pursuant to the second preceding paragraph and by Torchmark or the Company in the case of parties indemnified pursuant to the first preceding paragraph. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and
(ii) does not include any statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any indemnified party.

          If the indemnification provided for in Article VIII under the second or third paragraphs hereof is unavailable in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by Torchmark and the Company on the one hand and the Underwriters on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of Torchmark and the Company on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by Torchmark and the Company on the one hand and the Underwriters on the other in connection with the offering of the Securities shall be deemed to be in the same proportion as the net proceeds from the offering of such Securities (before deducting expenses) received by the Company bears to the total underwriting discounts and commissions received by the Underwriters in respect thereof, in each case as set forth in the table on the cover of the Prospectus. The relative fault of Torchmark and the Company on the one hand and of the Underwriters on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by Torchmark or the Company or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

          Torchmark, the Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to Article VIII were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of Article VIII, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act of 1933) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to Article VIII are several, in proportion to the respective amounts of Securities purchased by each of such Underwriters, and not joint. The remedies provided for in Article VIII are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

          The indemnity and contribution agreements contained in Article VIII and the representations and warranties of Torchmark and the Company in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Underwriter or on behalf of any Underwriter or any person controlling any Underwriter or by or on behalf of Torchmark, its directors or officers, the Company, the persons who sign the Registration Statement on the Company's or Torchmark's behalf or any person controlling Torchmark or the Company and (iii) acceptance of and payment for any of the Securities.

                                IX.

          This Agreement shall be subject to termination in the absolute discretion of the Representatives, by notice given to the Company, if prior to the Closing Date, there shall have occurred (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange or any other exchange on which the Securities are listed, (ii) a suspension or material limitation in trading in the Company's or Torchmark's securities on the New York Stock Exchange; (iii) a general moratorium on commercial banking activities in New York shall have been declared by either Federal or New York State authorities or (iv) the outbreak or escalation of hostilities involving the United States or the declaration of the United States of a national emergency or war, if the effect of any such event specified in clause (iv), in the judgment of the Representatives, makes it impracticable or inadvisable to proceed on the terms and in the manner contemplated in the Prospectus as first amended or supplemented relating to the Securities.

                                       X.

          If on the Closing Date any one or more of the Underwriters shall fail or refuse to purchase Underwriters' Securities that it or they have agreed to purchase on such date ("Defaulting Underwriters" whether one or more), and the aggregate amount of Underwriters' Securities which the Defaulting Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate amount of the Securities to be purchased on such date, the Non-Defaulting Underwriters ("Non-Defaulting Underwriters" whether one or more) may make arrangements satisfactory to the Company and Torchmark for the purchase of such securities by other persons, including any of the Non-Defaulting Underwriters, but if no such arrangements are made by the Closing Date, the Non-Defaulting Underwriters shall be obligated severally in the proportions that the amount of Securities set forth opposite their respective names in the Underwriting Agreement bears to the aggregate amount of Securities set forth opposite the names of all the Non-Defaulting Underwriters, to purchase the Securities which the Defaulting Underwriters agreed but failed or refused to purchase on such date; provided that in no event shall the amount of
                       --------
Underwriters' Securities that any Non-Defaulting Underwriter has agreed to purchase pursuant to the Underwriting Agreement be increased pursuant to Article X by an amount in excess of one-ninth of such amount of Underwriters' Securities without the written consent of the Non-Defaulting Underwriter. If on the Closing Date any Underwriter or Underwriters shall fail or refuse to purchase Underwriters' Securities and the aggregate amount of

Underwriters' Securities with respect to which such default occurs is more than one-tenth of the aggregate amount of Underwriters' Securities to be purchased on such date, and arrangements satisfactory to Torchmark and the Company for the purchase of such Underwriters' Securities are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of the Non-Defaulting Underwriters or the Company or Torchmark, except for the expenses to be borne by the Company and Torchmark and the Underwriters as provided in Article VII(g) hereof and the indemnity and contribution provisions in Article VIII hereof. In any such case either Torchmark or the Company shall have the right to postpone the Closing Date but in no event for longer then seven days, in order that the required changes, if any, in the Registration Statement and in the Prospectus or in any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve the Defaulting Underwriters from liability in respect of any default of such Underwriter under this Agreement.

          If this Agreement shall be terminated by the Underwriters or any of them, because of any failure or refusal on the part of Torchmark or the Company to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason Torchmark or the Company shall be unable to perform their respective obligations under this Agreement, Torchmark or the Company shall be severally liable for and shall reimburse the Underwriters or such Underwriters as have so terminated this Agreement, with respect to themselves, severally, for all out-of-pocket expenses (including the fees and disbursements of their counsel) reasonably incurred by such Underwriters in connection with the Securities.

          The respective representations, warranties, agreements and indemnities of the Company, Torchmark and the Underwriters set forth in or made pursuant hereto will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of the Underwriters, the Company or Torchmark, or any of their officers or directors or any controlling person, and will survive delivery of and payment for the Securities. The provisions of Article VII(d) and (g) and the indemnity and contribution provisions contained in Article VIII shall survive the termination or cancellation of any underwriting agreement.

          Each of the Underwriters severally represents and warrants to the Company and Torchmark that the information furnished to the Company or Torchmark in writing by such Underwriter or by you expressly for use in the preparation of the Registration Statement or the Prospectus does not, and any amendments thereof or supplements thereto thus furnished will not, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

          In all dealings hereunder, the Representatives shall act on behalf of each of the Underwriters, and the parties hereto shall be entitled to act and rely on any statement, request, notice or agreement on behalf of any Underwriter made or given by the Representatives.

          This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed in the State of New York.

          This Agreement has been and is made solely for the benefit of the Underwriters and the Company and Torchmark, and the controlling persons, directors and officers referred to herein, and their respective successors, assigns, executors and administrators. No other person shall acquire or have any right under or by virtue of this Agreement.

                                                                      Schedule I



                           DELAYED DELIVERY CONTRACT



                                                                __________, 199_


Dear Sirs:

          The undersigned hereby agrees to purchase from Torchmark Capital L.L.C., a Delaware limited liability company (the "Company"), and the Company agrees to sell to the undersigned, and Torchmark Corporation, a Delaware corporation, ("Torchmark"), agrees to guarantee to the extent set forth in the Company's and Torchmark's Prospectus dated July 1, 1994 (the "Prospectus") and Prospectus Supplement dated September __, 1994 (the "Prospectus Supplement") the Company's securities described in Schedule A annexed hereto (the "Securities"), offered by the Prospectus and Prospectus Supplement, receipt of copies of which are hereby acknowledged, at a purchase price stated in Schedule A and on the further terms and conditions set forth in this Agreement. The undersigned does not contemplate selling Securities prior to making payment therefor.

          The undersigned will purchase from the Company Securities in the amount on the delivery dates set forth in Schedule A. Each date on which Securities are to be purchased hereunder is hereinafter referred to as a "Delivery Date."

          Payment for the Securities which the undersigned has agreed to purchase on each Delivery Date shall be made to the Company or its order by certified or official bank check in New York Clearing House funds at the office of Davis Polk & Wardwell, 450 Lexington Avenue, New York, N.Y., at 10:00 A.M. (New York time) on the Delivery Date, upon delivery to the undersigned of the Securities to be purchased by the undersigned on the Delivery Date, in such denominations and registered in such names as the undersigned may designate by written or telegraphic communication addressed to the Company not less than five full business days prior to the Delivery Date.

          The obligation of the undersigned to take delivery of and make payment for the Securities on the Delivery Date shall be subject to the conditions that
(1) the purchase of

Securities to be make by the undersigned shall not at the time of delivery be prohibited under the laws of the jurisdiction to which the undersigned is subject and (2) the Company shall have sold, and delivery shall have taken place to the underwriters (the "Underwriters") named in the Prospectus Supplement referred to above of, such part of the Securities as is to be sold to them. Promptly after completion of sale and delivery to the Underwriters, the Company will mail or deliver to the undersigned at its address set forth below notice to such effect, accompanied by a copy of the opinion of counsel for the Company delivered to the Underwriters in connection therewith.

          Failure to take delivery of any make payment for Securities by any purchaser under any other Delayed Delivery Contract shall not relieve the undersigned of its obligations under this agreement.

          This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors, but will not be assignable by either party hereto without the written consent of the other.

          If this Agreement is acceptable to the Company, it is requested that the Company and Torchmark sign the form of acceptance below and mail or deliver one of the counterparts hereof to the undersigned at its address set forth below. This will become a binding agreement, as of the date first above written, between the Company and Torchmark and the undersigned when such counterpart is so mailed or delivered.

          This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.

                    Yours very truly,


                    ------------------------
                        (Purchaser)


                    By  --------------------

                        --------------------
                        (Title)


                        --------------------

                        --------------------
                        (Address)


Accepted:

TORCHMARK CAPITAL L.L.C.

By:  Torchmark Corporation,
     a Delaware Corporation,
     as Managing Member


By:  ------------------------------
     Name:
     Title:

TORCHMARK CORPORATION


By:  ------------------------------
     Name:
     Title:

                PURCHASER --- PLEASE COMPLETE AT TIME OF SIGNING



          The name and telephone and department of the representative of the Purchaser with whom details of delivery on the Delivery Date may be discussed is as follows: (Please print.)

                             Telephone No.
             Name       (Including Area Code)    Department
             ----       ---------------------    ----------

          -----------   ---------------------    ----------

                                   SCHEDULE A
                                   ----------



Securities:
- ----------



Amounts to be Purchased:
- -----------------------



Purchase Price:
- --------------



Delivery Dates:
- --------------

                                                                       EXHIBIT A
                                                                       ---------



                         FORM OF UNDERWRITING AGREEMENT



                                                              _________ __, 1994


Torchmark Capital L.L.C.
Torchmark Corporation
c/o Torchmark Corporation
2001 Third Avenue South
Birmingham, Alabama  35233

Ladies & Gentlemen:

          The undersigned (the "Representatives") understand that Torchmark Capital L.L.C., a Delaware limited liability company (the "Company"), proposes to issue and sell to the Underwriters named below (the "Underwriters") an aggregate of _________ ___% Cumulative Monthly Income Preferred Securities, Series A, liquidation preference $__ per security (the "Securities"), guaranteed by Torchmark Corporation, a Delaware corporation ("Torchmark"), to the extent set forth in the Prospectus Supplement and Prospectus relating to the Securities. This Underwriting Agreement incorporates the terms and conditions of the document entitled Torchmark Capital L.L.C. Underwriting Agreement Standard Provisions (Preferred Securities) dated _______ __, 1994, which was filed as an exhibit to Torchmark's Current Report on Form 8-K on ________ __, 1994 and incorporated by reference in the Company's and Torchmark's Registration Statement (No. 33-51963) (the "Standard Provisions"). Capitalized terms not otherwise defined have the meanings set forth in the Standard Provisions.

          Subject to the terms and conditions set forth herein or incorporated by reference herein, the Company hereby agrees to issue and sell to each of the Underwriters, Torchmark agrees to guarantee as aforesaid and each of the Underwriters agree to purchase, severally and not jointly, the amount of such Securities set forth below opposite their names at a purchase price of $__ per Security.

                                                    Series _
                                                   Preferred
                    Name                           Securities
                    ----                           ----------

         [Names of Representatives].......

         [Names of Underwriters]..........



                 Total...................            ----------
                                                     ==========

          The Underwriters will pay for such Securities upon delivery thereof in book-entry form through the facilities of the Depository Trust Company on _______ __, 1994 at _________ (Eastern time), or at such other time and date as the Representatives and the Company may agree in writing, at the offices of ___________________________________. The time and date of such payment are hereinafter referred to as the Closing Date.

          In consideration for the purchase by the Underwriters of the Securities, the proceeds from the sale of which will be loaned by the Company to Torchmark, Torchmark shall pay to the Underwriters as compensation $.____ per Security. At the Closing Date, Torchmark shall pay, or cause to be paid, the compensation payable to the Underwriters under this paragraph in New York Clearing House funds payable to the order of ____________________, acting on behalf of itself and the several Underwriters named above.

          The Securities shall have the terms set forth in the Company's and Torchmark's Prospectus Supplement dated _________ __, 1994 relating to the Securities, and the Prospectus dated July 1, 1994, particularly as follows:


     Optional Redemption:           In whole or in part on or
                              after ________ __, 199_ at the Redemption Price and upon the occurrence of certain Special Events as described in the prospectus supplement

     Mandatory Redemption:    As described in the Prospectus Supplement

     Dividend Rate:           ____% per annum

     Dividend Payment         Monthly in arrears on the last
     Dates:                   day of each calendar month of each year,
                              commencing ______ __, 199_


          All the provisions contained in the Standard Provisions are herein incorporated by reference in their entirety and shall be deemed to be a part of this Agreement to the same extent as if such provisions had been set forth in full herein.

          Please confirm your agreement by having an authorized officer sign a copy of this Agreement in the space set forth below. This Agreement may be signed in any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument.

                              Very truly yours,

                              [Names of Representatives]


                              By                     , acting
                                 --------------------
                                on behalf of itself and the
                                several Underwriters named
                                herein





                              By  ---------------------------
                                  Name:
                                  Title:


Accepted as of the date
written above:

TORCHMARK CAPITAL L.L.C.

By Torchmark Corporation,
     as Managing Member


By ---------------------------
   Name:
   Title:

TORCHMARK CORPORATION


By ---------------------------
   Name:
   Title: